UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2011

MobileBits Holdings Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53953	26-3033276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11835 W. Olympic Blvd. Suite 855 Los Angeles, CA 90064
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (941) 309-5356

Not Applicable
(Former name or former address, if changed since last report.)

Copies to:
Gregg E. Jaclin, Esq.
Thomas Slusarczyk, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On December 14, 2011, MobileBits Holdings Corporation (“MobileBits”) announced that it sold 10,000,000 shares of its common stock, $0.001 par value per share, at a price of $0.50 per share to a select group of investors. MobileBits received proceeds of approximately $5.0 million and will use the net proceeds for general corporate purposes, including advertising, marketing, product development, and acquisitions.

The issuance and sale of common stock was an unregistered sale of securities conducted pursuant to Regulation S of the Securities Act of 1933.

ITEM 8.01 OTHER EVENTS

We issued a press release on December 14, 2011 regarding the matter described in Item 3.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

Information set forth herein contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties. Parent and Pringo caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Parent and Pringo, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the outcome of pending or potential litigation or governmental investigations; the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of Parent following completion of the proposed transaction; Parent’s ability to achieve the cost savings and synergies contemplated by the proposed transaction within the expected time frame; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; and general economic conditions that are less favorable than expected. Additional information and other factors are contained in Parent’s filings with the Securities and Exchange Commission (the “SEC”), including Parent’s Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site http://www.sec.gov. Parent disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEBITS HOLDINGS CORP.

Date: December 14, 2011	By:	/s/ Majid Abai
Majid Abai
Chief Executive Officer